Income tax	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income tax	Income tax
The Company’s income tax expense is as follows:

	Year ended December 31,
	2021	2020	2019
Current:
Federal	$—	$—	$—
State	133	144	110
Total current	$133	$144	$110

Deferred:
Federal	$147	$101	$217
State	647	598	60
Total deferred	$794	$699	$277
Total	$927	$843	$387
The Company’s income tax expense differs from the benefits computed by applying the federal income tax rate of 21% to loss before income taxes. A reconciliation of these differences is as follows:

	Year ended December 31,
	2021	2020	2019
Benefit calculated at federal income tax rate	21.0%	21.0%	21.0%
Change in valuation allowance	(28.8)	(34.2)	(25.7)
State tax benefit	9.6	7.1	4.7
Federal benefit on state tax	(2.0)	(1.5)	(1.0)
Change in state tax rate	0.5	5.1	(0.4)
Change in fair value of Warrant and Sponsor Covered Shares liabilities	1.2	—	—
Nondeductible compensation	(2.5)	—	—
Other permanent differences, net	0.1	—	(0.1)
Income tax expense	(0.9)%	(2.5)%	(1.5)%
The change in the total valuation allowance during the year was $32.3 million. Although the Company has recorded a valuation allowance against deferred tax assets as discussed below, a portion of deferred tax liabilities related to indefinite lived intangible assets acquired cannot be used as a source of income to offset deferred tax assets. Consequently, this amount is recorded as a deferred tax expense and reflected in the effective tax rate above. The current state tax expense is a result of separate state tax filings for subsidiaries that have taxable income.
The significant components of deferred tax assets and liabilities consist of the following:

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss	$38,415	$12,765
Accrued compensation	7,892	5,334
Interest expense	6,834	2,621
Statutory premium reserve	1,655	2,119
Start-up costs	1,080	1,142
Deferred lease obligation	423	385
Stock-based compensation expense	2,688	852
Investments	458	407
Intangibles assets	1,293	653
Allowance for doubtful accounts	173	138
Debt issuance costs	52	58
Loss reserves	215	209
Other, net	11	13
Total gross deferred tax assets	61,189	26,696
Less valuation allowance	(55,620)	(23,330)
Total deferred tax assets	$5,569	$3,366

Deferred tax liabilities:
Intangibles assets	$(3,689)	$(2,347)
Other reserves	(1,360)	(927)
Title plants	(850)	(680)
Unrealized gain on investments	—	(249)
Fixed assets	(1,441)	(140)
Total deferred tax liabilities	$(7,340)	$(4,343)
Net deferred tax liability	$(1,771)	$(977)
As of December 31, 2021, the Company carried a valuation allowance against deferred tax assets as management believes it is more likely than not that the benefit of the net deferred tax assets covered by that valuation allowance will not be realized. The net deferred tax liability of $1.8 million is included in accrued expenses and other liabilities within the accompanying consolidated balance sheets.
In accounting for uncertainty in income taxes, the Company is required to recognize in its financial statements the impact of a tax position if that position is more likely than not of being sustained in an audit, based on the technical merits of the position. In this regard, an uncertain tax position represents the Company’s expected treatment of a tax position taken in a filed tax return, or planned to be taken in a future tax return, that has not been reflected in measuring income tax expense for financial reporting purposes. There were no unrecognized tax benefits or liabilities as of December 31, 2021 and December 31, 2020.
The amount of unrecognized tax benefit or liability may change in the future for various reasons, including adding amounts for current tax year positions, expiration of open income tax returns due to the expiration of the applicable statute of limitations, changes in management’s judgment about the level of uncertainty, status of examinations, litigation and legislative activity and the additions or eliminations of uncertain tax positions.
As of December 31, 2021, the Company has federal and state net operating loss (“NOL”) carryforwards of $126.2 million and $184.9 million, respectively. As a result of the Tax Cuts and Jobs Act of 2017, any federal NOL arising after the year ended December 31, 2017 can be carried forward indefinitely with no expiration but is limited to 80% of taxable income. The Company has approximately $0.2 million of pre-2018 federal NOLs subject to expiration beginning in 2036. The remainder of the federal NOLs have no expiration. The Company’s state NOLs are subject to various expirations, beginning in 2030.
Utilization of the NOL carryforwards may be subject to limitation under Section 382 of the Internal Revenue Code of 1986 (the “Code”), and similar state provisions, based on ownership changes that have occurred previously or that could occur in the future. Such an annual limitation could result in the expiration or elimination of the NOL carryforwards before utilization. The Company has performed an analysis of its changes in ownership under Section 382 of the Code. Management currently believes that a Section 382 limitation will not limit utilization of the carryforwards prior to their expiration.
The Company’s 2018 through 2020 tax years remain open to federal tax examinations. The Company’s 2017 through 2020 tax years remain open to state tax examinations.